UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: March 20, 2006



                              Boss Minerals, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                         333-120682                   Pending
----------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

318 Homer Street, Suite 604, Vancouver, B.C., Canada         V6B 2V2
------------------------------------------------------      ---------
(Address of principal executive offices)                  (Postal Code)


Registrant's telephone number, including area code:   (604) 602-7591
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

By an agreement dated March 20, 2006, we agreed to acquire the principal assets of Environmental Control Corporation, a private Newfoundland, Canada based company that is involved in the development of emission control devices for small spark ignition combustion engines. In order to acquire Environmental Control Corporation's assets, which primarily consist of various patent applications and patents pending, we will issue 25,000,000 post-split shares of our restricted common stock to Environmental Control Corporation. In addition, we have agreed to issue convertible promissory notes to certain creditors of Environmental Control Corporation whereby we are obligated to pay them 10% interest per annum on a total of $306,436 (Canadian funds)outstanding to them. As well, each creditor has the option to convert a portion or all of the outstanding principal into our post-split common stock at a rate of $0.10 (Canadian funds) per share.

The agreement provides that prior to closing, we will split our common stock such that each currently issued share of common stock will be exchanged for five post-split shares. As well, we have agreed to change our name to Environmental Control Corp. The agreement also subject to us providing Environmental Control Corp. with draft pro forma financial statements in a form necessary for filing with the Securities & Exchange Commission. Environmental Control Corporation's management will also be appointed as directors of the Company at closing.


Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Terence J.P. Mugford was been appointed to our Board of Directors on March 20, 2006. Mr. Mugford has not been involved in any transaction with us in which he has had a material direct or indirect interest.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  10.1 Asset Purchase Agreement


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 20, 2006                BOSS MINERALS, INC.



                                    By: /s/ Andrei Krioukov
                                        ----------------------------------------
                                        Andrei Krioukov, President